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                        12/02 AMENDMENT TO SENIOR SECURED
                                CREDIT AGREEMENT
                          dated as of December 19, 2002
                                  by and among

                         AMERICAN BUSINESS CREDIT, INC.
                             and certain affiliates

                                       and

                              JPMORGAN CHASE BANK,
                            as Agent and as a Lender,

                                       and

                       the other Lender(s) parties hereto


                          amending (for the first time)
                    the 3/02 Senior Secured Credit Agreement
                 dated as of March 15, 2002, as supplemented by
                    the 10/02 Letter of Credit Supplement to
                        Senior Secured Credit Agreement,
                               among such parties



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                             INDEX OF DEFINED TERMS




12/02 Amendment................................................................1
12/02 Amendment Effective Date.................................................3
3/02 Credit Agreement..........................................................1
ABC............................................................................1
ABFRS2002......................................................................1
ABMS...........................................................................1
Acceleration Date..............................................................3
Agent..........................................................................1
Agreement......................................................................1
Chase..........................................................................1
Commitments Cancellation Date..................................................4
Companies......................................................................1
Company........................................................................1
Current Credit Agreement.......................................................1
HAC............................................................................1
Maturity Date..................................................................3
Parent.........................................................................1
Residual Interest Certificates.................................................3
Termination Date...............................................................4
TRC............................................................................1


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                                Table of Contents

                                                                            Page

                                TABLE OF CONTENTS

LETTER OF CREDIT SUPPLEMENT....................................................2
1.  DEFINITIONS................................................................3
7.  COLLATERAL.................................................................4
8.  CONDITIONS PRECEDENT.......................................................4
9.  REPRESENTATIONS............................................................6
11.  NEGATIVE COVENANTS........................................................6
16.  MISCELLANEOUS.............................................................6

                                       i

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                               12/02 AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT

                                    Preamble

         This 12/02 Amendment to the Senior Secured Credit Agreement dated as of December 18, 2002 (the "12/02 Amendment") amending the 3/02 Amended and Restated Senior Secured Credit Agreement dated March 15, 2002 (the "3/02 Credit Agreement", as supplemented by the 10/02 Supplement, as amended hereby and as it may be further supplemented, further amended or restated from time to time, the "Current Credit Agreement" or, within itself, this "Agreement"), among:

         AMERICAN BUSINESS CREDIT, INC. ("ABC"), a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC. ("HAC"), a Pennsylvania corporation doing business under the assumed or fictitious name Upland Mortgage, and AMERICAN BUSINESS MORTGAGE SERVICES ("ABMS"), a New Jersey corporation formerly named New Jersey Mortgage & Investment Corp., Inc., TIGER RELOCATION COMPANY ("TRC"), a Pennsylvania corporation formerly named ABC Holdings Corporation, and ABFS Residual 2002, Inc. ("ABFSR2002"), each with its principal office at BalaPointe Office Centre, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, Pennsylvania 19004 (ABC, HAC, ABMS, TRC, and ABFSR2002 are herein collectively the "Companies" and are sometimes individually referred to as a "Company");

         AMERICAN BUSINESS FINANCIAL SERVICES, INC. (the "Parent"), a Delaware corporation and owner of all of the capital stock of ABC, which owns all of the capital stock of each of the other Companies;

         JPMORGAN CHASE BANK ("Chase"), a New York banking corporation, acting herein as a Lender and as agent and representative of the Lenders and Eligible Assignees (in that capacity, Chase is called the "Agent"); and

         such other Lender(s) as may from time to time be party to the Current Credit Agreement;

         recites and provides as follows:

                                    Recitals

         The parties wish to amend the 3/02 Credit Agreement, as supplemented by the 10/02 Supplement (as so supplemented, the "Supplemented Credit Agreement") to extend the maturity of the facility to March 6, 2003 and the Termination Date to March 5, 2003, to provide for an additional Class R Certificate to be Pledged to the Agent as Collateral, to add the negative covenant that the Companies will limit their Repurchased Defaulted Mortgage Loans owned to one percent (1%) of the Companies' aggregate portfolio of Serviced Loans and to modify the provisions of the 10/02 Supplement to allow issuance of a Letter of Credit that has an expiry date later than the Termination Date.


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         All capitalized terms defined in the Supplemented Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

         The Sections of this 12/02 Amendment are numbered to correspond with the numbers of the Sections of the 3/02 Credit Agreement (and, in one instance, of the LC Supplement) and are consequently nonsequential.

                                   Agreements

         In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Agreement, the receipt and sufficiency of which each party hereby acknowledges, the parties hereby agree as follows.

                                  LC SUPPLEMENT

         Section 3.3 of the LC Supplement is hereby amended in its entirely to henceforth read as follows:

                  3.3 Expiration Date; If LC Exposure Continues After Termination. Each Letter of Credit shall expire at or before the close of business on the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension). Notwithstanding any expiration or termination of the right of the Companies to borrow under the Current Credit Agreement, or of the Current Credit Agreement itself, for so long as the Lenders or any of them have any LC Exposure, all provisions of the Current Credit Agreement, including this LC Supplement, except only those permitting the Companies to borrow or to obtain new Letters of Credit (or any modifications, extensions, reissuances or replacements of existing Letters of Credit), shall remain in full force and effect to the same effect as if such expiration or termination had not occurred, including, but not limited to, the obligations of the Companies to maintain Collateral for the LC Exposure, to timely pay all of their liabilities under the Current Credit Agreement as and when due, to pay letter of credit fees (even though no Facilities Fee is accruing or due), reimburse expenses and indemnify the Agent and the Lenders as provided in the Current Credit Agreement, to deliver cash collateral as and when provided in the LC Supplement and to otherwise keep, observe and perform all of their covenants and obligations, including all reporting obligations and all negative covenants under the Current Credit Agreement, each letter of credit application or other agreement submitted by any Company to, or entered into by any Company with, Chase relating to any Letter of Credit or any other Facilities Papers, and if any Event of Default shall occur, the Agent and the Lenders shall have all of the rights, remedies, powers, options and privileges provided for in or contemplated by the Current Credit Agreement, all such applications and other agreements and all Security Instruments or other Facilities Papers and under applicable Law.

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                             1. DEFINITIONS

         1.2 Definitions of General Application. This Section is hereby amended as follows:

         A. The following definitions are hereby added to Section 1.2, in alphabetical order:

         "12/02 Amendment" means the 12/02 Amendment to Senior Secured Credit Agreement dated as of December 19, 2002.

         "12/02 Amendment Effective Date" is defined in the 12/02 Amendment (to mean December 19, 2002.)

         B. The definitions of "Maturity Date", "Residual Interest Certificates" and "Termination Date" set forth in Section 1.2 are each hereby amended in its entirety to henceforth read as follows:

         "Maturity Date" means March 6, 2003, or the earlier date (the "Acceleration Date"), if any, to which maturity of the Senior Credit Notes is accelerated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.

         "Residual Interest Certificates" means and includes (i) the 1997-2 Class R Certificate dated September 29, 1997, Certificate No. R-1, issued in respect of the Pooling and Servicing Agreement dated as of September 1, 1997 by and among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, a Delaware corporation, as depositor, and Chase (which was then named The Chase Manhattan Bank), as trustee, issued by such trustee to ABFS 1997-2, Inc., representing a one hundred percent (100%) Percentage Interest (as defined in such Pooling and Servicing Agreement) of the related interest in ABFS Mortgage Loan Trust 1997-2 existing under the laws of the State of New York and created pursuant to said Pooling and Servicing Agreement, and (ii) the 1998-3 Class R Certificate dated September 29, 1998, Certificate No. R-1, issued in respect of the Pooling and Servicing Agreement dated as of September 1, 1998 by and among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, a Delaware corporation, as depositor, and Chase (which was then named The Chase Manhattan Bank), as trustee, issued by such trustee to ABFS 1998-3, Inc., representing a one hundred percent (100%) Percentage Interest (as defined in such Pooling and Servicing Agreement) of the related interest in ABFS Mortgage Loan Trust 1998-3 existing under the laws of the State of New York and created pursuant to said Pooling and Servicing Agreement, a copy of such certificates being attached as Exhibit I to this Agreement, and (iii) the 1998-1 Class R Certificate dated March 12, 1998, Certificate No. R-1, issued in respect of the Pooling and Servicing Agreement dated as of February 1, 1998 by and among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, a Delaware corporation, as depositor, and Chase (which was then named The Chase Manhattan Bank), as trustee, issued by such trustee to ABFS 1998-1, Inc., representing a one hundred percent (100%) Percentage Interest (as defined in such Pooling and Servicing Agreement) of the related interest in ABFS Mortgage Loan Trust 1998-1 existing under the laws of the State of New York and created pursuant to said Pooling and Servicing Agreement, a copy of such certificate being attached as Exhibit 12/02-I to the 12/02 Amendment (to this Agreement), and such three (3) Class R Certificates all having been, and remaining, Pledged to the Agent, the parties intending that all such certificates secure the Obligations.

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         "Termination Date" means the earlier of (i) the Business Day immediately preceding the Maturity Date, or (ii) the date (if any) when the Lenders' Commitment to fund Advances under this Agreement is terminated pursuant to this Agreement or by operation of law (the "Commitments Cancellation Date").

                             7. COLLATERAL

         7.1 Grant of Security Interest. The provisions of Section 7 of the 3/02 Credit Agreement are not amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Companies hereby GRANTS to the Agent, as agent and representative of the Lenders, a first priority security interest in all of such Company's present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interest in the Collateral granted in the 3/02 Credit Agreement, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent as agent and representative of the Lenders, including Chase.

         The parties hereby also agree to (further) amend the Security Agreement -- Class R Certificate to add Certificate No. 1998 R-1 (the "1998-1 Certificate") representing 100% of Class R of the ABFS Mortgage Loan Trust 1998-1 Mortgage Pass-Through Certificates, Series 1998-1, as Collateral (in addition to the 1998-2 Certificate and the 1997-3 Certificate which are currently Pledged to the Agent), and the Companies hereby agree to cause ownership of the 1998-1 Certificate to be absolutely transferred and conveyed to ABFSR2002, and ABFSR2002 agrees to Pledge to the Agent the 1998-1 Certificate, and agrees to deliver the original thereof and a blank bond power therefor duly executed by ABFSR2002 to the Agent.

                             8. CONDITIONS PRECEDENT

         Section 8 of the 3/02 Credit Agreement is hereby amended by adding the following new Sections 8.3 and 8.4:

                  8.3 Each Advance on or after the 12/02 Amendment Effective Date. The obligations of the Lenders to fund their respective Funding Shares of each Advance requested on or after the 12/02 Amendment Effective Date are also subject to the condition precedent that the Agent shall have received the following, all of which must be satisfactory in form and content to the Agent in its sole discretion:

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                           (a) The 12/02 Amendment duly executed by all parties;
         and

                           (b) such other documents, if any, as shall be specified by the Agent.

                           8.4 Working Capital Advances on or after the 12/02 Amendment Effective Date. The obligations of the Lenders to fund their respective Funding Shares of each Working Capital Advance requested on or after the 12/02 Amendment Effective Date which, when added together with other Working Capital Advances outstanding, would exceed the Collateral Value of the Working Capital Collateral other than the 1998-1 Class R Certificate, are also subject to the condition precedent that the Agent shall have received the following, all of which must be satisfactory in form and content to the Agent in its sole discretion:

                           (a) the 12/02 Amendment to the 3/02 Security
         Agreement - Residual Interest Certificates, duly executed by ABFSR2002;

                           (b) a UCC financing statement amendment to amend the definition of "Residual Interest Certificates" in it filed financing statement (to include the 1998-1 Class R Certificate), duly authorized to be filed by ABFSR2002;

                           (c) the original 1998-1 Certificate, either endorsed to reflect a complete chain of title from the original owner to ABFSR2002 or reissued to reflect ABFSR2002 as owner, together with a bond power for such certificate duly executed by ABFSR2002, completed in all respects except that the places for the name of the attorney-in-fact appointed thereby and the name of the transferee shall be left blank, sufficient for transferring ownership of the 1998-1 Certificate;

                           (d) current opinions of the Company's inhouse counsel and of Dewey Ballantine LLP (or other special counsel to the Company reasonably acceptable to the Agent), acting as special counsel for the Companies and the Parent, in substantially the same forms and substance as such inhouse counsel's and Dewey Ballantine LLP's March 19, 2002 opinion, except also referencing the 12/02 Amendment and with such special counsel also opining that (i) the 1998-1 Certificate has been validly transferred to ABFSR2002 and all consents required for such transfer to be recognized as fully effective by the issuer of the 1998-1 Certificate have been obtained, (ii) the amendment to the filed financing statement of ABFSR2002 will create a perfected and continuing security interest in the 1998-1 Certificate to the extent that perfection is obtained by the filing of a financing statement, (iii) such filed financing statement amendment and possession of the 1998-1 Certificate by the Agent will result in the Agent's having a duly perfected Lien in such Collateral, (iv) no further action will be required to continue such perfection except the filing, if and when required, of a continuation statement within five (5) years of the filing of such financing statement, or of an amendment to the filed financing statement if there is a material change in the name, identity or structure of the debtor, and (v) no state or local tax or fee will be required to be paid by the Agent or the Lenders except the nominal statutory filing fees for such financing statement amendment to perfect such security interest in the 1998-1 Certificate; and

                           (d) such other documents, if any, as shall be specified by the Agent.

                           9. REPRESENTATIONS

         The Companies hereby republish all of their representations and warranties made in the 3/02 Credit Agreement.

                         11. NEGATIVE COVENANTS


         A new Section 11.12 reading as follows is hereby added to the end of
Section 11:

         11.11 Repurchased Mortgage Loans Limitation. The Company will not on any day own Repurchased Defaulted Mortgage Loans (including both those Pledged to the Agent and those not Pledged to the Agent) having aggregate outstanding principal balances of more than one percent (1%) of the sum of the aggregate outstanding principal balances of the Companies' aggregate portfolio of Serviced Loans.

                           16. MISCELLANEOUS

         The parties hereby ratify and confirm the Current Credit Agreement (being the 3/02 Credit Agreement, as amended hereby). The Parent hereby ratifies the Guaranty and confirms that (i) the Guaranty is and remains in full force and effect and (ii) the Parent, as primary obligor and not as a surety, unconditionally guarantees to the Lenders and the Agent the full, prompt and punctual payment of the Loan when due (whether at its stated maturity, by acceleration or otherwise) in accordance with the terms and provisions of the Current Credit Agreement, the Notes and the other Credit Papers, and that such guaranty obligation is not and shall not be impaired, diminished or otherwise affected in any way adverse to the Agent or the Lenders by this Amendment or any act or transaction contemplated hereby, and the Parent hereby irrevocably consents to this Amendment.

         16.10 Notice Pursuant to Tex. Bus. & Comm. Code ss.26.02. This Section is hereby amended to read as follows:

         THE 3/02 CREDIT AGREEMENT, AS SUPPLEMENTED BY THE 10/02 SUPPLEMENT AND AS AMENDED HEREBY, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH

         REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

               (The remainder of this page is blank; unnumbered counterpart signature pages follow.)

         EXECUTED as of December 19, 2002.

By the Companies:                   AMERICAN BUSINESS CREDIT, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    HOMEAMERICAN CREDIT, INC. doing business as UPLAND MORTGAGE


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    AMERICAN BUSINESS MORTGAGE SERVICES, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    TIGER RELOCATION COMPANY


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    ABFS RESIDUAL 2002, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

By the Parent/Guarantor             AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

By the Agent and a Lender:          JPMORGAN CHASE BANK,
                                    as the Agent and as a Lender


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


Attached:
Exhibit 12/02-I   -        Copy of 1998-1 Class R Certificate



   Unnumbered counterpart signature page to 12/02 Amendment to Senior Secured Credit Agreement among American Business Credit, Inc. and certain affiliates and JPMorgan Chase Bank, as Agent and as a Lender